SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     January 17, 2001
                                                 ------------------------------


                        CNH CAPITAL RECEIVABLES INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                    333-38040                39-1995297
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(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


100 South Saunders Road, Lake Forest                              60045
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code     (847) 735-9200
                                                   ----------------------------


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              (Former Name or Former Address, if Changed Since Last Report)






                                                            Form 8-K page 1

Item 5.        Other Events

        In the Prospectus Supplement dated September 8, 2000, issued under Registration Statement No. 333-38040, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2000-B after the addition of the additional receivables. Following below is such information:


   Composition of the Receivables as of the End of the Pre-Funding Period

        Aggregate Statistical Contract Value:        $917,238,984.04
        Number of Receivables:                       39,754
        Weighted Average Remaining Term:             46.04 months
        Weighted Average Original Term:              52.13 months
        Average Statistical Contract Value:          $23,072.87



                            Distribution by Annual Percentage Rate
                  of the Receivables as of the End of the Pre-Funding Period

                                                                                            Percent of
Distribution by Annual Percentage Rate                                   Aggregate          Aggregate
of the Receivables as of the End of the                Number of         Statistical        Statistical
Pre-Funding Period                                    Receivables      Contract Value       Contract Value
3.000% to 3.999%...............................            483         $ 12,970,356.48          1.41%
4.000% to 4.999%...............................          1,612           39,537,588.99          4.31
5.000% to 5.999%...............................          2,111           65,922,173.24          7.19
6.000% to 6.999%...............................          3,198           90,803,493.27          9.90
7.000% to 7.999%...............................          6,922          137,142,705.76         14.95
8.000% to 8.999%...............................          4,537           98,440,847.61         10.73
9.000% to 9.999%...............................          2,083           65,578,263.37          7.15
10.000% to 10.999%.............................          5,352          254,894,196.22         27.79
11.000% to 11.999%.............................          6,750           98,865,942.55         10.78
12.000% to 12.999%.............................          5,980           47,181,268.72          5.14
13.000% to 13.999%.............................            493            4,081,209.68          0.44
14.000% to 14.999%.............................            168            1,333,611.19          0.15
15.000% to 15.999%.............................             58              448,897.67          0.05
16.000% to 16.999%.............................              5               32,132.44          0.00
17.000% to 17.999%.............................              2                6,296.85          0.00
Total:   ......................................         39,754         $917,238,984.04        100.00%


                                                                                  Form 8-K page 2




                              Distribution by Equipment Type of the
                       Receivables as of the End of the Pre-Funding Period


                                                                                             Percent of
Distribution by Equipment Type of                                        Aggregate           Aggregate
the Receivables as of the End of the                  Number of          Statistical         Statistical
Pre-Funding Period                                   Receivables       Contract Value       Contract Value
         Other-New.............................             65             $625,236.66          0.07%
         Other-Used............................             18               95,488.56          0.01
         Agricultural-New......................         13,930          286,681,503.90         31.25
         Agricultural-Used.....................         15,847          370,886,467.20         40.44
         Construction-New......................          6,595          180,735,486.63         19.70
         Construction-Used.....................          3,299           78,214,801.09          8.53
         Total:................................         39,754         $917,238,984.04        100.00%




                             Distribution by Payment Frequency of the
                       Receivables as of the End of the Pre-Funding Period

                                                                                              Percent of
Distribution by Payment Frequency of                                     Aggregate            Aggregate
the Receivables as of the End of the                 Number of           Statistical          Statistical
Pre-Funding Period                                  Receivables        Contract Value       Contract Value
         Monthly...............................         21,721         $392,007,007.46         42.74%
         Quarterly.............................            303            5,993,771.53          0.65
         Semi-Annually.........................          1,220           29,213,803.72          3.18
         Annually..............................         14,985          426,653,520.14         46.51
         Irregular.............................          1,525           63,370,881.19          6.91
         Total:................................         39,754         $917,238,984.04        100.00%

(1) Approximately 2.01%, 1.18%, 3.06%, 3.79%, 6.29%, 9.16%, 8.19%, 9.24%,
21.01%, 10.52%, 15.38% and 10.18% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September,
October, November and December, respectively.




                                                                          Form 8-K page 3


                          Distribution by Current Contract Value of the
                       Receivables as of the End of the Pre-Funding Period

                                                                                              Percent of
Distribution by Current Contract Value of                                Aggregate            Aggregate
the Receivables as of the End of the                  Number of          Statistical          Statistical
Pre-Funding Period                                   Receivables       Contract Value       Contract Value
Up to $4,999.99................................          6,040          $18,773,502.47          2.05%
$5,000.00 to $9,999.99.........................          8,109           59,415,509.58          6.48
$10,000.00 to $14,999.99.......................          7,033           87,129,349.21          9.50
$15,000.00 to $19,999.99.......................          4,845           83,398,730.75          9.09
$20,000.00 to $24,999.99.......................          2,766           61,650,363.90          6.72
$25,000.00 to $29,999.99.......................          1,807           49,329,431.06          5.38
$30,000.00 to $34,999.99.......................          1,437           46,382,895.56          5.06
$35,000.00 to $39,999.99.......................          1,184           44,150,753.25          4.81
$40,000.00 to $44,999.99.......................          1,016           42,987,249.92          4.69
$45,000.00 to $49,999.99.......................            877           41,386,729.40          4.51
$50,000.00 to $54,999.99.......................            812           42,399,708.32          4.62
$55,000.00 to $59,999.99.......................            603           34,535,479.96          3.77
$60,000.00 to $64,999.99.......................            527           32,845,218.36          3.58
$65,000.00 to $69,999.99.......................            383           25,729,843.33          2.81
$70,000.00 to $74,999.99.......................            322           23,249,179.87          2.53
$75,000.00 to $99,999.99.......................          1,014           87,083,479.59          9.49
$100,000.00 to $199,999.99.....................            895          110,959,873.91         12.10
$200,000.00 to $299,999.99.....................             57           13,683,738.05          1.49
$300,000.00 to $399,999.99.....................             11            3,681,512.28          0.40
$400,000.00 to $499,999.99.....................             10            4,313,430.28          0.47
$500,000.00 to $599,999.99.....................              4            2,209,309.15          0.24
$600,000.00 to $699,999.99.....................              1              689,796.25          0.08
$700,000.00 and over...........................              1            1,253,899.59          0.14
Total:   ......................................         39,754         $917,238,984.04        100.00%



                                                                                Form 8-K page 4



                                  Geographic Distribution of the
                       Receivables as of the End of the Pre-Funding Period

                                                                                              Percent of
                                                                         Aggregate            Aggregate
Geographic Distribution of the Receivables            Number of          Statistical          Statistical
as of the End of the Pre-Funding Period              Receivables       Contract Value       Contract Value
         Alabama...............................            414           $7,953,134.22          0.87%
         Alaska................................             19              575,151.12          0.06
         Arizona...............................            299            9,718,035.64          1.06
         Arkansas..............................          1,349           36,165,290.99          3.94
         California............................          1,058           32,328,923.80          3.52
         Colorado..............................            544           15,381,903.08          1.68
         Connecticut...........................            160            3,516,452.52          0.38
         Delaware..............................            169            3,816,333.96          0.42
         District of Columbia..................              6               83,714.04          0.01
         Florida...............................            704           15,319,777.17          1.67
         Georgia...............................          1,215           24,161,051.18          2.63
         Hawaii................................             45            1,623,800.58          0.18
         Idaho.................................            653           16,026,878.98          1.75
         Illinois..............................          1,801           50,058,875.69          5.46
         Indiana...............................          1,361           33,519,200.87          3.65
         Iowa..................................          1,643           54,330,303.79          5.92
         Kansas................................            982           25,829,771.00          2.82
         Kentucky..............................          1,056           16,978,246.13          1.85
         Louisiana.............................            620           15,785,827.65          1.72
         Maine.................................            208            3,938,260.91          0.43
         Maryland..............................            699           13,018,187.60          1.42
         Massachusetts.........................            205            4,770,583.67          0.52
         Michigan..............................          1,252           25,498,240.53          2.78
         Minnesota.............................          1,705           40,570,083.62          4.42
         Mississippi...........................            759           22,543,499.70          2.46
         Missouri..............................          1,353           30,210,252.24          3.29
         Montana...............................            444           10,825,224.08          1.18
         Nebraska..............................            900           25,698,225.58          2.80
         Nevada................................            147            4,170,151.38          0.45
         New Hampshire.........................            152            3,191,181.64          0.35
         New Jersey............................            444            8,838,685.54          0.96
         New Mexico............................            159            3,947,406.87          0.43
         New York..............................          1,816           32,169,234.63          3.51
         North Carolina........................          1,184           23,611,145.64          2.57
         North Dakota..........................            781           17,876,189.97          1.95
         Ohio..................................          1,504           31,867,554.92          3.47
         Oklahoma..............................            697           14,651,814.15          1.60
         Oregon................................            619           17,134,551.70          1.87
         Pennsylvania..........................          1,470           31,673,576.36          3.45
         Rhode Island..........................             25              682,802.76          0.07
         South Carolina........................            593           10,177,279.16          1.11
         South Dakota..........................          1,106           26,121,810.29          2.85
         Tennessee.............................          1,018           17,654,640.27          1.92
         Texas.................................          2,885           60,595,700.43          6.61
         Utah..................................            256            5,062,159.46          0.55
         Vermont...............................            250            4,509,712.56          0.49
         Virginia..............................            908           16,280,020.05          1.77
         Washington............................            553           13,877,103.33          1.51
         West Virginia.........................            139            2,528,681.17          0.28
         Wisconsin.............................          1,276           25,731,087.95          2.81
         Wyoming...............................            149            4,641,263.47          0.51
         Total:................................         39,754         $917,238,984.04        100.00%

(1) Based upon billing addresses of the obligors


                                                               Form 8-K page 5

                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                      CNH CAPITAL RECEIVABLES INC.
                                          (Registrant)




Dated: January 17, 2001                      By: /s/ Frank A.  Anglin
                                                -----------------------------
                                                   Frank A.  Anglin
                                                   Senior Vice President USA




                                                            Form 8-K page 6